                                   FIRST AMENDMENT


         FIRST AMENDMENT, dated as of May 23, 1995 (this "AMENDMENT"), to the Credit Agreement, dated as of July 19, 1994 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among AFTERMARKET TECHNOLOGY CORP., a Delaware corporation (the "BORROWER"), the several banks and other financial institutions from time to time parties thereto (the "LENDERS") and CHEMICAL BANK, a New York banking corporation, as agent (in such capacity, the "AGENT").


                                 W I T N E S S E T H:
                                 - - - - - - - - - -

         WHEREAS, the Company, the Lenders and the Agent are parties to the Credit Agreement; and

         WHEREAS, the Company has requested that the Lenders and the Agent agree to amend certain provisions of the Credit Agreement, and the Lenders and the Agent are agreeable to such request upon the terms and subject to the conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other valuable consideration the receipt of which is hereby acknowledged, the Company, the Lenders and the Agent hereby agree as follows:

         1.   DEFINITIONS.  All terms defined in the Credit
Agreement shall have such defined meanings when used herein unless otherwise defined herein.

         2. AMENDMENT OF SUBSECTION 1.1. (a) Subsection 1.1 of the Credit Agreement is hereby amended by deleting therefrom the definition of "Senior Subordinated Notes" and "Senior Subordinated Note Indenture" and inserting in lieu thereof the following new definitions:

         `"SENIOR SUBORDINATED NOTES": the collective reference to the 1994 Senior Subordinated Notes and the 1995 Senior Subordinated Notes.'

         `"SENIOR SUBORDINATED NOTE INDENTURE": each of the respective Indentures described in the definitions of "1994 Senior Subordinated Notes" and "1995 Senior Subordinated Notes".'

         (b) Subsection 1.1 of the Credit Agreement is hereby amended by adding, in proper alphabetical order, the following new definitions:

         `"ACQUISITION": each of the CRS Acquisition, the King-O-Matic Acquisition and the Mascot Acquisition.'

         `"CRS ACQUISITION": the acquisition of Component Remanufacturing Specialists, Inc. pursuant to the CRS Merger Agreement.'

         `"CRS MERGER AGREEMENT": the Merger Agreement, dated as of May 10, 1995, among Component Remanufacturing Specialists, Inc., James R. Crane, Michael LePore, CRS Holdings Corp., CRS Acquisition Corp. and Aftermarket Technology Corp.'

         `"KING-O-MATIC ACQUISITION": the acquisition by the Borrower or one of its Subsidiaries of all of the capital stock or assets of King-O-Matic Industries Limited.'

         `"MASCOT ACQUISITION": the acquisition by the Borrower or one of its Subsidiaries of all or substantially all of the capital stock or assets of Mascot Truck Parts, Inc.'

         `"1994 SENIOR SUBORDINATED NOTES": the senior subordinated notes due 2004, in aggregate principal amount at any time outstanding not exceeding $120,000,000, issued by the Borrower pursuant to the Indenture dated as of August 2, 1994.

         `"1995 SENIOR SUBORDINATED NOTES": the senior subordinated notes due 2004, in aggregate principal amount at any time outstanding not exceeding $40,000,000, issued by the Borrower pursuant to the Indenture dated as of June 1, 1995, containing substantially the terms and conditions set forth on Exhibit I and containing such other terms and conditions as are reasonably satisfactory to the Agent and the Required Lenders.'

         3. AMENDMENT OF SUBSECTION 8.1. Subsection 8.1 of the Credit Agreement is hereby amended by (i) deleting the ratio "4.50 to 1.0" set forth opposite June 30, 1995 in paragraph (a) thereof and inserting in lieu thereof the following new ratio of "5.50 to 1.0" and (ii) deleting the ratio "4.50 to 1.0" set forth opposite September 30, 1995 in paragraph (a) thereof and inserting in lieu thereof the following new ratio of "5.00 to 1.0".

         4. AMENDMENT OF SUBSECTION 8.2. Subsection 8.2 of the Credit Agreement is hereby amended by deleting paragraph (e) thereof in its entirety and inserting in lieu thereof the following new paragraph (e):

         "(e) (i) Indebtedness under the 1994 Senior Subordinated Notes (including any 1994 Senior Subordinated Notes exchanged for other 1994 Senior Subordinated Notes) and (ii) Indebtedness under the 1995 Senior Subordinated Notes (including any 1995 Senior Subordinated Notes exchanged for other 1995 Senior Subordinated Notes); PROVIDED that, in the case of the Indebtedness under 1995 Senior Subordinated incurred pursuant to clause
    (ii) above, the requirements of subsection 8.1 would be satisfied on a pro forma basis as at the end of the fiscal quarter of the Borrower most recently ended prior to such incurrence with respect to which financial statements have been delivered pursuant to subsection 7.1 if such incurrence and any Acquisition consummated concurrently with such incurrence had occurred on or prior to the first day of the four fiscal quarter period ended with such most recently ended fiscal quarter; and PROVIDED that, in the case of both clause (i) and (ii) above, the Borrower shall not, directly or indirectly, without the consent of the Required Lenders, permit the modification, waiver or amendment of any of the terms (including, without limitation, the subordination provisions) of the Senior Subordinated Notes (other than any such amendment, modification or change which (i) would extend the maturity or mandatory redemption date thereof or reduce the amount of any principal or redemption payments in respect thereof, (ii) would reduce the rate or extend the date for payment of interest or (iii) would not adversely affect the interests of the Agent or any Lender under any Loan Document, or (iv) is of a technical or clarifying nature and can be made without the consent of any holder of such Senior Subordinated Notes);"

         5. AMENDMENT OF SUBSECTION 8.10. Subsection 8.10 of the Credit Agreement is hereby amended by removing the word "and" at the end of paragraph
(h), removing the period at the end of paragraph (i) and adding thereafter the following:

         "; and

         (j) upon and after the issuance of the 1995 Senior Subordinated Notes in an aggregate principal amount of not less than $40,000,000, investments by the Borrower or one or more of its Subsidiaries which constitute any or all of the CRS Acquisition, the King-O-Matic Acquisition and the Mascot Acquisition by the Borrower or its Subsidiaries, for cash or other consideration not exceeding $40,000,000 in the aggregate for all such acquisitions; PROVIDED that (i) the requirements of subsection 8.1 would be satisfied on a pro forma basis as at the end of the fiscal quarter of the Borrower most recently ended prior to such acquisition with respect to which financial statements have been delivered pursuant to subsection 7.1 if each such acquisition and the issuance of the 1995 Senior Subordinated Notes had occurred on or prior to the first day of the four fiscal quarter period ended with such most recently ended fiscal quarter and (ii) immediately after the consummation of each such acquisition, there shall be at least $10,000,000 available hereunder for extensions of credit to be made in accordance with the terms hereof (including the restrictions of the Borrowing Base after giving effect to such acquisition)."

         6.   AMENDMENT OF SCHEDULE 5.14.  Upon each of the Acquisitions,
Schedule 5.14 of the Credit Agreement will be amended by notice to the Agent to include the new Subsidiary formed or acquired thereby.

         7. AMENDMENT OF ANNEX A. Annex A of the Credit Agreement is hereby amended by adding to the end of clause (iii) of the definition of Ineligible Accounts Receivable therein the following:

         "and other than foreign sales giving rise to Accounts that are payable by Canadian account debtors which such Accounts constitute Collateral under (and as defined in) a Security Agreement PROVIDED that foreign sales payable by Canadian account debtors do not at any time constitute more than 10% of total Eligible Accounts Receivable"

         8. AMENDMENT OF EXHIBIT I. Exhibit I of the Credit Agreement is hereby amended by deleting such Exhibit I in its entirety and inserting in lieu thereof the new Exhibit I attached hereto as Exhibit I.

         9. REPRESENTATIONS; NO DEFAULT. On and as of the date hereof, and after giving effect to this Amendment, the Company confirms, reaffirms and restates that the representations and warranties set forth in Section 5 of the Credit Agreement and in the other Loan Documents are true and correct in all material respects, PROVIDED that the references to the Credit Agreement therein shall be deemed to be references to this Amendment and to the Credit Agreement as amended by this Amendment.

         10. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective on and as of the date (the "AMENDMENT EFFECTIVE DATE") that the Agent shall have received counterparts of this Amendment, duly executed and delivered by a duly authorized officer of each of the Borrower, the Agent, and the Required Lenders, along with the written consent of each Subsidiary Guarantor in the form attached hereto.

         11. CONDITIONS TO ACQUISITIONS. The parties hereto affirm and agree that pursuant to subsection 8.16(b) of the Credit Agreement, the Borrower shall cause each new Subsidiary created or acquired in connection with the CRS Acquisition, the King-O-Matic Acquisition and the Mascot Acquisition to enter into a Security Agreement and a Guarantee concurrently with the consummation of such acquisition. In connection with each such acquisition and the delivery of Security Agreements and Guarantees, the Borrower agrees to deliver or cause to be delivered (i) such legal opinions of special local counsel as the Agent shall reasonably require, (ii) filings, recordings and registrations, including, without limitation, duly executed financing statements on form UCC-1, necessary or, in the opinion of the Agent, desirable to perfect the liens created by such additional Security Agreements, in each case in proper form for filing, (iii) copies of the results of recent lien searches in the jurisdictions applicable thereto with respect to personal property of each such new Subsidiary, the results of which such searches shall be satisfactory to the Agent and (iv) such merger agreements, stock purchase agreements or other documentation pursuant to which such acquisitions are to be consummated as the Agent shall reasonably request.

         12. LIMITED AMENDMENT. Except as expressly waived and amended herein, the Credit Agreement shall continue to be, and shall remain, in full force and effect. This Amendment shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document or to prejudice any other right or rights which the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

         13. COSTS AND EXPENSES. The Company agrees to pay or reimburse the Agent for all its reasonable and customary out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, and the consummation of the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of its counsel.

         14. COUNTERPARTS. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         15.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.


                                  AFTERMARKET TECHNOLOGY CORP.


                                  By:
                                     -------------------------
                                     Title:

                                  CHEMICAL BANK, as Agent and as a Lender


                                  By:
                                     -------------------------
                                     Title:

                                  HELLER FINANCIAL, INC.



                                  By:
                                     -------------------------
                                     Title:


                                  THE CIT GROUP/BUSINESS CREDIT,
                                  INC.


                                  By:
                                     -------------------------
                                     Title:

                                       CONSENT


    Each of the undersigned Parent and Subsidiary Guarantors hereby consents and agrees to the provisions of the foregoing Amendment, and hereby affirms that upon the effectiveness of the foregoing Amendment, each Loan Document to which it is a party shall continue to be, and shall remain, in full force and effect.



                                  AFTERMARKET TECHNOLOGY HOLDINGS CORP.


                                  By:
                                     -------------------------
                                     Title:


                                  RPM MERIT, INC.


                                  By:
                                     -------------------------
                                     Title:


                                  AARON'S AUTOMOTIVE PRODUCTS, INC.


                                  By:
                                     -------------------------
                                     Title:


                                  MAMCO CONVERTERS, INC.


                                  By:
                                     -------------------------
                                     Title:

                                  H.T.P., INC.


                                  By:
                                     -------------------------
                                     Title:


                                  HTP CHARLOTTE INC.


                                  By:
                                     -------------------------
                                     Title:


                                  HTP MICHIGAN, INC.


                                  By:
                                     -------------------------
                                     Title: